Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report on Form 10-K of Public Service Company of New Hampshire (the registrant) for the period ending December 31, 2021 as filed with the Securities and Exchange Commission (the Report), we, Joseph R. Nolan, Jr., Chairman of the registrant, and Philip J. Lembo, Executive Vice President and Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:
1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/	Joseph R. Nolan, Jr.
Joseph R. Nolan, Jr.
Chairman

/s/	Philip J. Lembo
Philip J. Lembo
Executive Vice President and Chief Financial Officer

Date:  February 16, 2022